Exhibit 99.2

Flagstone Reinsurance Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2009

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11
Contact Information:
Brenton Slade
Chief Marketing Officer
(441) 278-4303

Website Information:
http://www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

Basis of Presentation	i

Cautionary Statement Regarding Forward-Looking Statements	ii

Regulation G - Non-GAAP Financial Measures	iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income (Loss) - Quarterly	2
b. Segment Reporting	3
c. Gross Premiums Written by Line of Business and Geographic Area of Risk	4

III. Consolidated Balance Sheets	5

IV. Investment Portfolio Composition	6

V. Loss Reserve - Paid to Incurred Analysis	7

VI. Share Analysis
a. Capitalization	8
b. Earnings Per Common Share Information - As Reported	9
c. Basic and Diluted Book Value Per Common Share Analysis	10

VII. Mont Fort Consolidation
a. Balance Sheet Consolidation	11
b. Income Statement Consolidation	12

VIII. Non-GAAP Financial Measure Reconciliation	13

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

• Unless otherwise noted, all data is in thousands, except for share, per share amounts and ratio information.

•
The debt to capitalization ratio is an indication of the leverage of the Company.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

• N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

i

Flagstone Reinsurance Holdings Limited

Cautionary Statement Regarding Forward-Looking Statements:

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements”  within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as  “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”,  or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the impact of the current unprecedented volatility in the financial markets, including the duration of the crisis and the effectiveness of governmental solutions; the weakening economy, including the impact on our customers’ businesses; fluctuations in interest rates; the effects of corporate bankruptcies on capital markets; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

ii

Flagstone Reinsurance Holdings Limited
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

BASIC BOOK VALUE PER SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share as at December 31, 2009 and December 31, 2008.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating income (net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

iii

Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (unaudited)

HIGHLIGHTS	Quarter ended		Year ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Gross premiums written	$123,707	$95,246	$988,491	$781,889
Net premiums written	$102,877	$84,488	$792,469	$694,698
Net premiums earned	$203,127	$188,503	$758,455	$654,168
Net investment income	$8,859	$3,367	$28,531	$51,398
Net income (loss) attributable to Flagstone	$71,505	$(75,562)	$242,192	$(187,302)
Net operating income (1)	$58,432	$44,235	$194,502	$96,484
Comprehensive income (loss) attributable to Flagstone	$71,861	$(92,441)	$243,487	$(202,999)
Cash flow from operating activities	$78,288	$(20,646)	$338,449	$228,407
Loss and loss adjustment expense reserves	$480,660	$411,565	$480,660	$411,565
Flagstone shareholders’ equity	$1,211,018	$986,013	$1,211,018	$986,013

PER COMMON SHARE AND
COMMON SHARE DATA

Basic earnings (loss) per common share	$0.86	$(0.89)	$2.87	$(2.20)
Diluted earnings (loss) per common share	$0.86	$(0.89)	$2.87	$(2.20)
Diluted net operating income per common share (1)	$0.70	$0.52	$2.30	$1.13
Basic weighted average common shares outstanding	83,071,505	84,878,518	84,279,777	85,328,704
Diluted weighted average common shares outstanding	83,294,463	84,878,518	84,503,792	85,328,704
Book value per common share	$14.56	$11.61	$14.56	$11.61
Diluted book value per common share	$13.97	$11.30	$13.97	$11.30
Diluted book value per common share plus accumulated dividends	$14.37	$11.53	$14.37	$11.53
Dividend per share declared during the period	$0.04	$0.04	$0.16	$0.16

FINANCIAL RATIOS
Change in diluted book value per share (2)	6.0%	(10.1)%	24.6%	(17.3)%

Loss ratio	33.9%	44.6%	37.3%	58.1%
Acquisition cost ratio	18.2%	14.3%	18.0%	16.2%
General and administrative expense ratio	21.2%	17.0%	19.4%	15.1%
Combined ratio	73.3%	75.9%	74.7%	89.4%

INVESTMENT DATA
Total assets	$2,566,768	$2,215,970	$2,566,768	$2,215,970
Total cash and investments (3)	$1,950,246	$1,709,928	$1,950,246	$1,709,928

(1) Net operating income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) – investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains) and non-recurring items.
(2) Change in diluted book value per share represents the increase (decrease ) in diluted book value per share in the period plus dividends declared.
(3) Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

	Flagstone Reinsurance Holdings Limited
	CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY (Unaudited)
	Quarter ended
						Year ended
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
REVENUES							(audited)
Gross premiums written	$123,707	$174,590	$328,709	$361,485	$95,246	$988,491	$781,889
Premiums ceded	(20,830)	(39,781)	(59,742)	(75,669)	(10,758)	(196,022)	(87,191)
Net premiums written	102,877	134,809	268,967	285,816	84,488	792,469	694,698
Change in net unearned premiums	100,250	60,708	(81,991)	(112,981)	104,015	(34,014)	(40,530)
Net premiums earned	203,127	195,517	186,976	172,835	188,503	758,455	654,168
Net investment income (loss)	8,859	10,779	10,646	(1,753)	3,367	28,531	51,398
Net realized and unrealized gains (losses) - investments	13,199	21,286	7,082	(1,899)	(111,778)	39,668	(272,206)
Net realized and unrealized gains (losses) - other	(20)	1,373	2,470	7,430	13,761	11,253	11,617
Other income	9,957	4,269	2,333	5,169	2,946	21,728	8,215
Total revenues	235,122	233,224	209,507	181,782	96,799	859,635	453,192

EXPENSES
Loss and loss adjustment expenses	68,775	80,175	57,641	76,594	84,051	283,185	379,884
Acquisition costs	37,007	35,224	36,203	28,037	26,907	136,471	105,734
General and administrative expenses	37,111	32,050	31,619	30,427	27,537	131,207	99,351
Stock based compensation expense	5,883	3,216	2,959	3,873	4,455	15,931	(325)
Interest expense	2,615	2,814	3,119	3,557	4,626	12,105	18,297
Net foreign exchange (gains) losses	106	2,390	(362)	1,097	18,215	3,231	21,477
Total expenses	151,497	155,869	131,179	143,585	165,791	582,130	624,418

Income (loss) before income taxes and interest in earnings of equity investments	83,625	77,355	78,328	38,197	(68,992)	277,505	(171,226)
Provision for income tax	(5,336)	(532)	(250)	706	714	(5,412)	(1,178)
Interest in loss of equity investments	(308)	(370)	(300)	(378)	(824)	(1,356)	(1,299)
Net income (loss)	77,981	76,453	77,778	38,525	(69,102)	270,737	(173,703)
Less: (Income) loss attributable to noncontrolling interest	(6,476)	(9,323)	(9,964)	(2,782)	(6,460)	(28,545)	(13,599)
NET INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$71,505	$67,130	$67,814	$35,743	$(75,562)	$242,192	$(187,302)

Income (loss) before noncontrolling interest	$77,981	$76,453	$77,778	$38,525	$(69,102)	$270,737	$(173,703)
Change in currency translation adjustment	(10)	(4,656)	5,399	1,867	(17,381)	2,600	(16,251)
Change in defined benefit pension plan obligation	(23)	480	(145)	(176)	(422)	136	(887)
Comprehensive income (loss)	77,948	72,277	83,032	40,216	(86,905)	273,473	(190,841)
Less: Comprehensive (income) loss attributable to noncontrolling interest	(6,087)	(9,577)	(11,743)	(2,579)	(5,536)	(29,986)	(12,158)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$71,861	$62,700	$71,289	$37,637	$(92,441)	$243,487	$(202,999)

KEY RATIOS

Loss ratio	33.9%	41.0%	30.8%	44.3%	44.6%	37.3%	58.1%
Acquisition cost ratio	18.2%	18.0%	19.4%	16.2%	14.3%	18.0%	16.2%
General and administrative expense ratio (1)	21.2%	18.0%	18.5%	19.9%	17.0%	19.4%	15.1%
Combined ratio	73.3%	77.0%	68.7%	80.4%	75.9%	74.7%	89.4%

PER COMMON SHARE DATA
Weighted average common shares outstanding - basic	83,071,505	84,004,784	85,070,001	85,070,001	84,878,518	84,279,777	85,328,704
Weighted average common shares outstanding - diluted (2)	83,294,463	84,176,602	85,162,981	85,208,294	84,878,518	84,503,792	85,328,704

Basic earnings (loss) per common share	$0.86	$0.80	$0.80	$0.42	$(0.89)	$2.87	$(2.20)
Diluted earnings (loss) per common share	$0.86	$0.80	$0.80	$0.42	$(0.89)	$2.87	$(2.20)

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings Limited
SEGMENT REPORTING (Unaudited)

	Three months ended December 31, 2009					Three months ended December 31, 2008
	Reinsurance	Lloyd's	Insurance	Inter segment Eliminations (1)	Total	Reinsurance	Insurance	Inter segment Eliminations (1)	Total

Gross premiums written	$81,452	$35,940	$14,214	$(7,899)	$123,707	$86,566	$13,438	$(4,758)	$95,246
Premiums ceded	(20,238)	3,263	(11,754)	7,899	(20,830)	(7,942)	(7,574)	4,758	(10,758)
Net written premiums	61,214	39,203	2,460	-	102,877	78,624	5,864	-	84,488
Net premiums earned	$177,405	$23,635	$2,087	$-	$203,127	$186,509	$1,994	$-	$188,503
Other related income	81	4,862	6,153	(3,948)	7,148	(151)	5,085	(3,624)	1,310
Loss and loss adjustment expenses	(52,079)	(16,516)	(180)	-	(68,775)	(83,192)	(859)	-	(84,051)
Acquisition costs	(30,970)	(6,076)	(3,909)	3,948	(37,007)	(26,619)	(3,912)	3,624	(26,907)
General and administrative expenses (2)	(34,426)	(4,420)	(4,148)	-	(42,994)	(29,296)	(2,696)	-	(31,992)
Underwriting Income (Loss)	$60,011	$1,485	$3	$-	$61,499	$47,251	$(388)	$-	$46,863
Loss ratio (3)	29.4%	69.9%	2.2%		33.9%	44.6%	12.1%		44.6%
Acquisition cost ratio (3)	17.5%	25.7%	47.4%		18.2%	14.3%	55.3%		14.3%
General and administrative expense ratio (3)	19.4%	18.7%	50.3%		21.2%	15.7%	38.1%		17.0%
Combined ratio (3)	66.3%	114.3%	99.9%		73.3%	74.6%	105.5%		75.9%
Total Assets	$2,298,821	$177,355	$90,592		$2,566,768	$2,167,853	$48,117		$2,215,970

	Year ended December 31, 2009					Year ended December 31, 2008
	Reinsurance	Lloyd's	Insurance	Inter segment Eliminations (1)	Total	Reinsurance	Insurance	Inter segment Eliminations (1)	Total

Gross premiums written	$796,984	$145,889	$84,239	$(38,621)	$988,491	$740,169	$76,926	$(35,206)	$781,889
Premiums ceded	(140,850)	(18,504)	(75,289)	38,621	(196,022)	(46,638)	(75,759)	35,206	(87,191)
Net written premiums	656,134	127,385	8,950	-	792,469	693,531	1,167	-	694,698
Net premiums earned	$689,544	$62,130	$6,781	$-	$758,455	$641,500	$12,668	$-	$654,168
Other related income	3,622	8,749	20,968	(14,187)	19,152	305	13,247	(9,691)	3,861
Loss and loss adjustment expenses	(241,358)	(40,847)	(980)	-	(283,185)	(377,228)	(2,656)	-	(379,884)
Acquisition costs	(121,837)	(14,608)	(14,213)	14,187	(136,471)	(101,528)	(13,897)	9,691	(105,734)
General and administrative expenses (2)	(119,555)	(15,904)	(11,679)	-	(147,138)	(90,026)	(9,000)	-	(99,026)
Underwriting Income (Loss)	$210,416	$(480)	$877	$-	$210,813	$73,023	$362	$-	$73,385
Loss ratio (3)	35.0%	65.7%	3.5%		37.3%	58.8%	10.2%		58.1%
Acquisition cost ratio (3)	17.7%	23.5%	51.2%		18.0%	15.8%	53.6%		16.2%
General and administrative expense ratio (3)	17.3%	25.6%	42.1%		19.4%	14.0%	34.7%		15.1%
Combined ratio (3)	70.0%	114.8%	96.8%		74.7%	88.6%	98.5%		89.4%
Total Assets	$2,298,821	$177,355	$90,592		$2,566,768	$2,167,853	$48,117		$2,215,970

(1) Inter segment eliminations relate to Flagstone Suisse quota share arrangements with Island Heritage and beginning in 2009, also with Lloyd's.
(2) General and administrative expenses includes stock based compensation expense.
(3) For insurance segment all ratios calculated using expenses divided by net premiums earned plus other related income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Year ended December 31, 2009		Year ended December 31, 2008
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business (1)
Property catastrophe	$468,158	47.4%	$457,549	58.5%
Property	202,378	20.5%	94,706	12.1%
Short-tail specialty and casualty	233,716	23.6%	152,708	19.5%
	904,252	91.5%	704,963	90.1%
Insurance	84,239	8.5%	76,926	9.9%
Total	$988,491	100.0%	$781,889	100.0%

	Year ended December 31, 2009		Year ended December 31, 2008
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(2)
Caribbean(3)	$93,628	9.5%	$88,482	11.3%
Europe	122,269	12.4%	104,185	13.4%
Japan and Australasia	58,633	5.9%	47,866	6.1%
North America	392,375	39.7%	359,684	46.0%
Worldwide risks(4)	244,416	24.7%	153,442	19.6%
Other	77,170	7.8%	28,230	3.6%
Total	$988,491	100.0%	$781,889	100.0%

(1) Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3) Gross premiums written relating to the Insurance segment are included in the Caribbean geographic area.
(4) This geographic area includes contracts that cover risks in two or more geographic zones.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,228,561	$1,250,939	$1,077,479	$944,520	$784,355
Short term investments, at fair value	232,434	202,711	229,837	124,907	30,413
Other investments	46,224	49,756	56,934	55,169	59,968
Total Investments	1,507,219	1,503,406	1,364,250	1,124,596	874,736

Cash and cash equivalents	370,415	334,730	378,232	603,950	783,705
Restricted cash	67,686	52,370	79,561	41,644	42,403
Premium balances receivable	278,956	376,584	453,668	363,382	218,287
Unearned premiums ceded	52,690	80,907	85,563	68,014	31,119
Reinsurance recoverable	19,270	15,996	16,810	11,582	16,422
Accrued interest receivable	11,223	9,318	9,554	6,840	7,226
Receivable for investments sold	5,160	27,410	11,114	14,578	9,634
Deferred acquisition costs	54,637	67,088	70,484	59,970	44,601
Funds withheld	22,168	21,890	18,676	12,425	14,433
Goodwill	16,533	16,496	16,541	16,022	17,141
Intangible assets	35,790	35,666	36,850	32,531	32,873
Other assets	125,021	102,006	113,095	116,505	123,390
TOTAL ASSETS	$2,566,768	$2,643,867	$2,654,398	$2,472,039	$2,215,970

LIABILITIES
Loss and loss adjustment expense reserves	$480,660	$471,954	$453,490	$429,802	$411,565
Unearned premiums	330,416	459,087	522,681	421,218	270,891
Insurance and reinsurance balances payable	62,864	65,974	46,214	51,641	31,123
Payable for investments purchased	11,457	37,944	16,249	28,762	7,776
Long term debt	252,402	252,774	251,987	265,306	252,575
Other liabilites	63,155	60,173	57,220	51,158	58,577
TOTAL LIABILITIES	1,200,954	1,347,906	1,347,841	1,247,887	1,032,507

EQUITY

Common voting shares	850	849	849	849	848
Common shares held in treasury	(20)	(20)	-	-	-
Additional paid-in capital	892,817	887,829	904,228	901,344	897,344
Accumulated other comprehensive loss	(6,976)	(7,332)	(2,902)	(6,377)	(8,271)
Retained earnings	324,347	256,289	192,604	128,307	96,092
Total Flagstone Shareholders' Equity	1,211,018	1,137,615	1,094,779	1,024,123	986,013
Noncontrolling Interest in Subsidiaries (1)	154,796	158,346	211,778	200,029	197,450
TOTAL EQUITY	1,365,814	1,295,961	1,306,557	1,224,152	1,183,463

TOTAL LIABILITIES AND EQUITY	$2,566,768	$2,643,867	$2,654,398	$2,472,039	$2,215,970

Basic book value per common share	$14.56	$13.69	$12.87	$12.04	$11.61

Diluted book value per common share	$13.97	$13.20	$12.42	$11.60	$11.30

Debt to total capitalization (2)	17.2%	18.2%	18.7%	20.6%	20.4%

(1) Noncontrolling Interest in Subsidiaries includes Mont Fort Re (see Pages 11 and 12 for additional information), Island Heritage, Flagstone Reinsurance Africa (nil at December 31, 2009) and IAL King Air Limited (with effect from October 1, 2009).

(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

Flagstone Reinsurance Holdings Limited
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
U.S. government and agency securities	$431,715	28.6%	$504,142	33.5%	$435,765	32.0%	$486,822	43.3%	$486,841	55.7%
Corporates	519,242	34.5%	488,780	32.5%	426,041	31.2%	239,273	21.3%	140,424	16.0%
U.S. states and political subdivisions	1,903	0.1%	1,968	0.1%	369	0.0%	-	0.0%	-	0.0%
Other foreign governments	114,427	7.6%	112,171	7.5%	99,846	7.3%	101,603	9.0%	15,206	1.8%
Mortgage-backed securities	112,067	7.4%	106,631	7.1%	95,096	7.0%	89,326	7.9%	112,074	12.8%
Asset-backed securities	49,207	3.3%	37,247	2.5%	20,362	1.5%	27,496	2.4%	29,810	3.4%
Total fixed maturities	1,228,561	81.5%	1,250,939	83.2%	1,077,479	79.0%	944,520	83.9%	784,355	89.7%
Short term investments	232,434	15.4%	202,711	13.5%	229,837	16.8%	124,907	11.1%	30,413	3.5%
Total	1,460,995	96.9%	1,453,650	96.7%	1,307,316	95.8%	1,069,427	95.0%	814,768	93.2%
Other investments	46,224	3.1%	49,756	3.3%	56,934	4.2%	55,169	5.0%	59,968	6.8%
Total	$1,507,219	100.0%	$1,503,406	100.0%	$1,364,250	100.0%	$1,124,596	100.0%	$874,736	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$1,043,223	71.4%	$1,046,725	72.0%	$968,804	74.1%	$833,416	78.0%	$677,294	83.1%
AA	111,300	7.6%	89,281	6.2%	84,993	6.5%	82,590	7.7%	24,868	3.1%
A	214,214	14.7%	216,442	14.9%	176,485	13.5%	110,004	10.3%	81,849	10.1%
BBB	91,723	6.3%	99,450	6.8%	76,102	5.8%	42,990	4.0%	30,434	3.7%
Below investment grade	535	0.0%	1,752	0.1%	932	0.1%	427	0.0%	323	0.0%
Total	$1,460,995	100.0%	$1,453,650	100.0%	$1,307,316	100.0%	$1,069,427	100.0%	$814,768	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$312,253	21.4%	$286,503	19.6%	$286,690	21.8%	$190,111	17.8%	$96,660	11.9%
From one to five years	588,707	40.3%	740,212	50.9%	656,081	50.2%	473,794	44.3%	301,166	37.0%
From five to ten years	324,095	22.2%	209,992	14.4%	186,571	14.3%	221,870	20.7%	142,939	17.5%
Above ten years	72,753	5.0%	73,065	5.1%	62,516	4.9%	66,830	6.3%	132,119	16.2%
Asset-backed and mortgage-backed securities	163,187	11.1%	143,878	10.0%	115,458	8.8%	116,822	10.9%	141,884	17.4%
Total	$1,460,995	100.0%	$1,453,650	100.0%	$1,307,316	100.0%	$1,069,427	100.0%	$814,768	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Investment funds	$5,486		$5,113		$5,316		$7,841		$9,805
Catastrophe bonds	36,128		18,219		43,221		39,175		39,174
Equity securities	290		21,796		3,400		2,855		5,313
Other investment	4,320		4,628		4,997		5,298		5,676
Total	$46,224		$49,756		$56,934		$55,169		$59,968

Flagstone Reinsurance Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended December 31, 2009			Three months ended September 30, 2009			Three months ended June 30, 2009
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$471,954	$(15,996)	$455,958	$453,490	$(16,810)	$436,680	$429,802	$(11,582)	$418,220

Incurred	74,261	(5,486)	68,775	82,434	(2,259)	80,175	59,805	(2,164)	57,641

Other (1)	316	4,826	5,142	4,634	1,753	6,387	18,577	(15,325)	3,252

Paid	(65,871)	(2,614)	(68,485)	(68,604)	1,320	(67,284)	(54,694)	12,261	(42,433)

End of period	$480,660	$(19,270)	$461,390	$471,954	$(15,996)	$455,958	$453,490	$(16,810)	$436,680

Paid to incurred percentage	88.7%	(47.6%)	99.6%	83.2%	58.4%	83.9%	91.5%	566.6%	73.6%

	Three months ended March 31, 2009			Three months ended December 31, 2008
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$411,565	$(16,422)	$395,143	$392,462	$(14,599)	$377,863

Incurred	78,083	(1,489)	76,594	79,931	4,120	84,051

Other (1) (2)	(6,039)	4,760	(1,279)	58,455	(7,446)	51,009

Paid	(53,807)	1,569	(52,238)	(119,283)	1,503	(117,780)

End of period	$429,802	$(11,582)	$418,220	$411,565	$(16,422)	$395,143

Paid to incurred percentage	68.9%	105.4%	68.2%	149.2%	(36.5%)	140.1%

(1) This amount represents the movement in reserves as a result of foreign exchange movements.
(2) For the three months ended December 31, 2008, this amount includes the net loss reserves acquired through the Flagstone Alliance acquisition in October 2008.

Flagstone Reinsurance Holdings Limited
CAPITALIZATION (Unaudited)

	As at
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Long term debt	$252,402	$252,774	$251,987	$265,306	$252,575
Flagstone shareholders’ equity	1,211,018	1,137,615	1,094,779	1,024,123	986,013

Total Capitalization	$1,463,420	$1,390,389	$1,346,766	$1,289,429	$1,238,588

Leverage ratio:
Debt to total capitalization	17.2%	18.2%	18.7%	20.6%	20.4%

		December 31, 2009		December 31, 2008
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Other long term debt		$-	$-	$945	$755
Letter of credit facility (e)		$-	$-	$400,000	$285,737
Letter of credit facility (f)		$-	$-	$200,000	$-
Letter of credit facility (g)		$450,000	$411,959	$-	$-
Letter of credit facility (h)		$200,000	$32,306	$-	$-
Letter of credit facility (i)		$50,000	$-	$-	$-

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly. The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly. The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) $400.0 million uncommitted letter of credit facility agreement with Citibank N.A. This facility was replaced on January 22, 2009.

(f) $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A. This facility was terminated on June 11, 2009.

(g) On January 22, 2009, Flagstone Suisse entered into a secured $450.0 million standby letter of credit facilty with Citibank Europe Plc. This facility replaces the previous $400.0 million letter of credit with Citibank N.A. The drawn amount of the facility at December 31, 2009, was secured by $415.3 million of fixed maturity securities from the Company's investment portfolio.

(h) On March 5, 2009, Flagstone Suisse entered into a secured $200.0 million secured committed letter of credit facility with Barclays Bank Plc. The drawn amount of the facillity at December 31, 2009, was secured by $35.9 million of fixed maturity securities from the Company's investment portfolio.

(i) On June 5, 2009, Flagstone Suisse entered into a secured $50.0 million standby letter of credit facility with BNP Paribas. As at December 31, 2009, no letters of credit have been issued under this facility.

Flagstone Reinsurance Holdings Limited
EARNINGS (LOSS) PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended		Year ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Net income (loss) attributable to Flagstone	$71,505	$(75,562)	$242,192	$(187,302)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	83,071,505	84,878,518	84,279,777	85,328,704

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	222,958	-	224,015	-
Diluted weighted average common shares outstanding	83,294,463	84,878,518	84,503,793	85,328,704

EARNINGS PER COMMON SHARE
Basic	$0.86	$(0.89)	$2.87	$(2.20)
Diluted	$0.86	$(0.89)	$2.87	$(2.20)

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	December 31, 2009	Septemer 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

DILUTIVE COMMON SHARES AS IF OUTSTANDING

Flagstone shareholders’ equity	$1,211,018	$1,137,615	$1,094,779	$1,024,123	$986,013

Cumulative dividends declared	34,409	30,964	27,519	24,001	20,473

Common shares outstanding	82,985,219	82,864,844	84,864,844	84,864,844	84,801,732
add in:
vested restricted share units	205,157	205,157	205,157	205,157	135,476
Total common shares and common share equivalents outstanding	83,190,376	83,070,001	85,070,001	85,070,001	84,937,208

Basic book value per common share	$14.56	$13.69	$12.87	$12.04	$11.61

Basic book value per common share plus accumulated dividends (2)	$14.97	$14.07	$13.19	$12.32	$11.85

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$1,211,018	$1,137,615	$1,094,779	$1,024,123	$986,013
add in:
proceeds on exercise of warrant (1)	-	-	-	-	-

Adjusted Flagstone shareholders' equity	$1,211,018	$1,137,615	$1,094,779	$1,024,123	$986,013

Cumulative dividends declared	$34,409	$30,964	$27,519	$24,001	$20,473

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	83,190,376	83,070,001	85,070,001	85,070,001	84,937,208
add in:
vesting of performance share units	3,305,713	2,813,585	2,786,585	2,871,703	2,189,982
vesting of restricted share units	168,000	328,096	299,660	320,210	147,400

Diluted common shares outstanding	86,664,089	86,211,682	88,156,246	88,261,914	87,274,590

Diluted book value per common share	$13.97	$13.20	$12.42	$11.60	$11.30

Diluted book value per common share plus accumulated dividends (2)	$14.37	$13.55	$12.73	$11.88	$11.53

Change in diluted book value per share: Quarter	5.9%	6.3%	7.0%	2.7%	(10.5)%
Change in diluted book value per share adjusted for dividends (3): Quarter	6.0%	6.5%	7.2%	3.0%	(10.1)%
Change in diluted book value per share adjusted for dividends (3): Rolling 12 months	24.6%	5.7%	(13.3)%	(16.4)%	(17.3)%
Annualized change in diluted book value per share adjusted for dividends since inception	9.9%	8.9%	7.6%	5.9%	5.4%

(1) Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(2) Basic and Diluted book value per common share plus accumulated dividends is calculated by dividing the sum of Flagstone shareholders' equity and cumulative dividends declared by diluted common shares outstanding.

(3) Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING BALANCE SHEET - MONT FORT (unaudited)

	As at December 31, 2009

	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,100,641	$127,920	$-	$1,228,561
Short term investments, at fair value	226,621	5,813	-	232,434
Other investments	47,773	-	(1,549)	46,224
Total investments	1,375,035	133,733	(1,549)	1,507,219

Cash and cash equivalents	353,786	16,629	-	370,415
Restricted cash	67,686	-	-	67,686
Premium balances receivable	285,699	2,681	(9,424)	278,956
Unearned premiums ceded	52,690	-	-	52,690
Reinsurance recoverable	19,270	-	-	19,270
Accrued interest receivable	10,641	582	-	11,223
Receivable for investments sold	2,889	2,271	-	5,160
Deferred acquisition costs	54,637	-	-	54,637
Funds withheld	22,168	-	-	22,168
Goodwill, intangibles and other assets	175,511	1,833	-	177,344
Due from related parties	5,231	(5,231)	-	-
TOTAL ASSETS	$2,425,243	$152,498	$(10,973)	$2,566,768

LIABILITIES
Loss and loss adjustment expense reserves	$480,660	$-	$-	$480,660
Unearned premiums	330,416	-	-	330,416
Insurance and reinsurance balance payable	61,710	10,578	(9,424)	62,864
Payable for investments purchased	7,159	4,298	-	11,457
Long term debt	252,402	-	-	252,402
Other liabilites	63,027	128	-	63,155
TOTAL LIABILITIES	1,195,374	15,004	(9,424)	1,200,954

EQUITY
Common voting shares	850	1,400	(1,400)	850
Common shares held in treasury	(20)	-	-	(20)
Additional paid-in capital	892,817	78,100	(78,100)	892,817
Accumulated other comprehensive loss	(6,976)	-	-	(6,976)
Retained earnings	324,347	57,994	(57,994)	324,347
TOTAL FLAGSTONE SHAREHOLDERS' EQUITY	1,211,018	137,494	(137,494)	1,211,018

Noncontrolling Interest in Subsidiaries	18,851	-	135,945	154,796
TOTAL EQUITY	1,229,869	137,494	(1,549)	1,365,814
TOTAL LIABILITIES AND EQUITY	$2,425,243	$152,498	$(10,973)	$2,566,768

	Flagstone Reinsurance Holdings Limited
	SUMMARY CONSOLIDATING INCOME STATEMENTS - MONT FORT (unaudited)

	Three months endingDecember 31, 2009				YTD December 31, 2009
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated

REVENUES
Gross premiums written	$123,707	$(38)	$38	$123,707	$988,491	$28,106	$(28,106)	$988,491
Premiums ceded	(20,792)	-	(38)	(20,830)	(224,128)	-	28,106	(196,022)
Net premiums written	102,915	(38)	-	102,877	764,363	28,106	-	792,469
Change in net unearned premiums	93,653	6,598	(1)	100,250	(31,573)	(2,441)	-	(34,014)
Net premiums earned	196,568	6,560	(1)	203,127	732,790	25,665	-	758,455
Net investment income	8,252	607	-	8,859	26,822	1,709	-	28,531
Net realized and unrealized losses - investments	12,646	553	-	13,199	38,168	1,500	-	39,668
Net realized and unrealized gains - other	(20)	-	-	(20)	11,253	-	-	11,253
Other income	11,557	(1,162)	(438)	9,957	28,480	(5,320)	(1,432)	21,728
Total revenues	229,003	6,558	(439)	235,122	837,513	23,554	(1,432)	859,635

EXPENSES
Loss and loss adjustment expenses	68,775	-	-	68,775	288,645	(5,460)	-	283,185
Acquisition costs	36,694	753	(440)	37,007	135,261	2,646	(1,436)	136,471
General and administrative expenses	42,989	5	-	42,994	147,064	74	-	147,138
Interest expense	2,615	-	-	2,615	12,105	-	-	12,105
Net foreign exchange losses	105	-	1	106	3,231	-	-	3,231
Total expenses	151,178	758	(439)	151,497	586,306	(2,740)	(1,436)	582,130

Income before income taxes and interest in earnings of equity investments	77,825	5,800	-	83,625	251,207	26,294	4	277,505
Provision for income tax	(5,336)	-	-	(5,336)	(5,412)	-	-	(5,412)
Interest in earnings of equity investments	(308)	-	-	(308)	(1,352)	-	(4)	(1,356)
Net income	72,181	5,800	-	77,981	244,443	26,294	-	270,737
Less: Income attributable to noncontrolling interest	(676)	-	(5,800)	(6,476)	(2,251)	-	(26,294)	(28,545)
NET INCOME ATTRIBUTABLE TO FLAGSTONE	$71,505	$5,800	$(5,800)	$71,505	$242,192	$26,294	$(26,294)	$242,192

Income before noncontrolling interest	$72,181	$5,800	$-	$77,981	$244,443	$26,294	$-	$270,737
Change in currency translation adjustment	(10)	-	-	(10)	2,600	-	-	2,600
Change in defined benefit pension plan obligation	(23)	-	-	(23)	136	-	-	136
Comprehensive income	72,148	5,800	-	77,948	247,179	26,294	-	273,473
Less: Comprehensive income attributable to noncontrolling interest	(287)	-	(5,800)	(6,087)	(3,692)	-	(26,294)	(29,986)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$71,861	$5,800	$(5,800)	$71,861	$243,487	$26,294	$(26,294)	$243,487

KEY RATIOS

Loss ratio	35.0%			33.9%	39.4%			37.3%
Acquisition cost ratio	18.7%			18.2%	18.5%			18.0%
General and administrative expense ratio	21.9%			21.2%	20.1%			19.4%
Combined ratio	75.6%			73.3%	78.0%			74.7%

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION (Unaudited)

	Three months ended		Year ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Net income (loss) attributable to Flagstone	$71,505	$(75,562)	$242,192	$(187,302)

ADJUSTMENTS FOR:
Realized gain on repurchase of debt	-	-	-	(1,845)
Fair value of Warrant issued	-	3,565	-	3,565
Net realized and unrealized (gains) losses - investments	(13,199)	111,778	(39,668)	272,206
Net realized and unrealized (gains) losses - other	20	(13,761)	(11,253)	(11,617)
Net foreign exchange losses (gains)	106	18,215	3,231	21,477

NET OPERATING INCOME (LOSS)	$58,432	$44,235	$194,502	$96,484

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$1,174,316	$1,035,216	$1,098,516	$1,098,249

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	19.9%	17.1%	17.7%	8.8%